Exhibit 99.1

LETTER OF TRANSMITTAL

XERIUM TECHNOLOGIES, INC.

OFFER TO EXCHANGE
$480,000,000 AGGREGATE PRINCIPAL AMOUNT OF
9.500% SENIOR SECURED NOTES DUE 2021
THAT HAVE BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”),
FOR ANY AND ALL OUTSTANDING 9.500% SENIOR SECURED NOTES DUE 2021

PURSUANT TO THE PROSPECTUS
DATED                   , 2016

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON                , 2016, UNLESS EXTENDED (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Delivery to:

U.S. Bank National Association
Exchange Agent

By Registered or Certified Mail:	By Regular Mail or Overnight Courier:

U.S. Bank National Association	U.S. Bank National Association
Attn: Corporate Actions	Attn: Corporate Actions
111 Fillmore Avenue	111 Fillmore Avenue
St. Paul, MN 55107-1402	St. Paul, MN 55107-1402

By Facsimile:	In Person by Hand Only:

(For Eligible Institutions only):	U.S. Bank National Association
(651) 466-7367	Attn: Corporate Actions
111 Fillmore Avenue
St. Paul, MN 55107-1402

For Information or Confirmation by Telephone:

(800) 934-6802

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL. DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY (“DTC”) DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT. THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

The undersigned acknowledges that he, she or it has received and reviewed this Letter of Transmittal (the “Letter”) and the prospectus, dated           , 2016 (as the same may be amended, supplemented or modified from time to time, the “Prospectus”), of Xerium Technologies, Inc., a Delaware corporation (the “Issuer”) and certain domestic subsidiaries of the Issuer (the “Guarantors”), which together constitute the Issuer’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to $480,000,000 of its 9.500% Senior Secured Notes due 2021 and the related guarantees of the Guarantors that have been registered under the Securities Act (individually, an “Exchange Note” and collectively, the “Exchange Notes”), for a like principal amount at maturity of the Issuer’s issued and outstanding 9.500% Senior Secured Notes due 2021 and the related guarantees of the Guarantors (individually, an “Old Note” and collectively, the “Old Notes”) from the registered holders thereof. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

For each Old Note accepted for exchange, the holder of such Old Note will receive an Exchange Note having a principal amount equal to the principal amount at maturity of the surrendered Old Note. The Exchange Notes will bear interest from the most recent date to which interest has been paid on the Old Notes. Accordingly, registered holders of Exchange Notes on the record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid on the Old Notes, or if no interest has been paid on the Old Notes, from the date of original issue. The Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after the consummation of the Exchange Offer.

This Letter is to be completed by a holder of Old Notes either if certificates for such Old Notes are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in “The Exchange Offer—Procedures for Tendering—Book-Entry Transfer” section of the Prospectus and an Agent’s Message is NOT delivered. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that the Issuer may enforce this Letter against such participant. The term “Book-Entry Confirmation” means the confirmation of the book-entry tender of Old Notes into the Exchange Agent’s account at DTC.

Holders of Old Notes whose certificates for such Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer—Procedures for Tendering—Guaranteed Delivery” in the Prospectus.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The method of delivery of Old Notes, Letters of Transmittal and all other required documents are at the election and risk of the holders. If such delivery is by mail it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery. No letters of transmittal or Old Notes should be sent to the Issuer.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS RELATING TO THE PROCEDURE FOR TENDERING AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE
LETTER OF TRANSMITTAL AND THE PROSPECTUS
CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount at maturity of Old Notes should be listed on a separate signed schedule affixed hereto.

Box 1

DESCRIPTION OF OLD NOTES
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificates)	1 Certificate Number(s)*	2 Aggregate Principal Amount Represented	3 Principal Amount Tendered**

Total Shares:
*	Need not be completed if Old Notes are being tendered by book-entry transfer.
**

Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 3. Old Notes tendered hereby must be in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess of $2,000. See Instruction 1.

Box 2

BOOK-ENTRY TRANSFER

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:	Transaction Code Number:

By crediting the Old Notes to the Exchange Agent’s account at DTC using the Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent an Agent’s Message in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in DTC confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

Box 3

NOTICE OF GUARANTEED DELIVERY

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Name of Eligible Institution which Guaranteed Delivery:

IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution:

Account Number:	Transaction Code Number:

Box 4

TENDERED NOTES

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

Box 5

PARTICIPATING BROKER-DEALER

☐

CHECK HERE IF YOU ARE A BROKER-DEALER THAT ACQUIRED OLD NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Telephone No:

Facsimile No:

If the undersigned is not a broker-dealer, the undersigned represents that it is acquiring the Exchange Notes in the ordinary course of its business, it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it may be deemed to be an “underwriter” within the meaning of the Securities Act and that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Old Notes acquired other than as a result of market making activities or other trading activities. Any holder who is an "affiliate" of the Issuer or has an arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Old Notes from the Issuer to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Old Notes indicated above. Unless otherwise indicated above, the undersigned will be deemed to have tendered the full aggregate principal amount represented by the Old Notes. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby tenders, exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Old Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Issuer, in connection with the Exchange Offer) with respect to the tendered Old Notes, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (1) deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, (2) present and deliver such Old Notes for transfer on the books of the Issuer, (3) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Old Notes and (4) otherwise to cause the Old Notes to be assigned, transferred and exchanged, all in accordance with the terms of the Exchange Offer.

The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby, (b) when such tendered Old Notes are accepted for exchange, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and (c) the Old Notes tendered for exchange are not subject to any adverse claims or proxies when the same are accepted by the Issuer. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is engaged in, or intends to engage in, a distribution of such Exchange Notes within the meaning of the Securities Act, or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and that neither the holder of such Old Notes nor any such other person is an “affiliate,” as such term is defined in Rule 405 under the Securities Act, of the Issuer or any Guarantor.

The undersigned also acknowledges that this Exchange Offer is being made based on the Issuer’s understanding of an interpretation by the staff of the United States Securities and Exchange Commission (the “SEC”) as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation (available May 13, 1988) and Morgan Stanley & Co., Inc. (available June 5, 1991), as interpreted in the SEC’s letter to Shearman & Sterling (available July 2, 1993), or similar no-action letters, that the Exchange Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such Exchange Notes directly from the Issuer for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an “affiliate” of the Issuer or any Guarantor within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder’s business and such holder is not engaged in, and does not intend to engage in, a distribution of such Exchange Notes and has no arrangement or understanding with any person to participate in the distribution of such Exchange Notes. If a holder of the Old Notes is an affiliate of the Issuer or any Guarantor, is not acquiring the Exchange Notes in the ordinary course of its business, is engaged in, or intends to engage in, a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (x) may not rely on the applicable interpretations of the staff of the SEC and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive the Exchange Notes for its own account in exchange for the Old Notes, it represents that the Old Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or transfer of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

Because our belief that transfers of Exchange Notes would be permitted without registration or prospectus delivery under the conditions described above is based on SEC interpretations given to other, unrelated issuers in similar exchange offers, we cannot assure you that the SEC would make a similar interpretation with respect to this Exchange Offer. We will not be responsible for or indemnify you against any liability you may incur under the Securities Act. You should consult your own legal adviser as to your ability to resell, offer for resale or otherwise transfer any Exchange Notes issued to you in the Exchange Offer without complying with the registration and prospectus delivery requirements of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby. The undersigned further agrees that acceptance of any and all validly tendered Old Notes by the Issuer and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuer and the Guarantors of their obligations under the Registration Rights Agreement, dated as of August 9, 2016 (the “Registration Rights Agreement”), among the Issuer, the guarantors named therein and Jefferies LLC as representative of the initial purchasers and that the Issuer and the Guarantors shall have no further obligations or liabilities thereunder except as provided in Section 6 of such agreement. To the extent applicable, the undersigned will comply with its obligations under the Registration Rights Agreement.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuer), as more particularly set forth in the Prospectus, the Issuer may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offer. In addition, the Issuer may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under “The Exchange Offer—Conditions to the Exchange Offer” occur.

All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer—Withdrawal Rights” section of the Prospectus.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” (Box 6) below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” (Box 7) below, please send the Exchange Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Old Notes.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES” (BOX 1) ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

Box 6

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 4 and 5)

To be completed ONLY if certificates for Old Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue Exchange Notes and/or Old Notes to:

Name(s):
(Please Type or Print)

(Please Type or Print)

Address:
(Zip Code)

(Complete Enclosed IRS Form W-9)

☐ Credit unexchanged Old Notes delivered by book-entry transfer to DTC account set forth below.

(Book-Entry Transfer Facility Account Number, it applicable)

Box 7

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 4 and 5)

To be completed ONLY if certificates for Old Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled “Description of Old Notes” on this Letter above.

Mail Exchange Notes and/or Old Notes to:

Name(s):
(Please Type or Print)

(Please Type or Print)

Address:
(Zip Code)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

IN ORDER TO VALIDLY TENDER OLD NOTES FOR EXCHANGE, HOLDERS OF OLD NOTES MUST COMPLETE, EXECUTE AND DELIVER THIS LETTER OF TRANSMITTAL.

Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. See Instruction 11.

Box 8

PLEASE SIGN HERE

(To be Completed by All Tendering Holders)
(Complete Enclosed IRS Form W-9)

	,		, 2016

	,		, 2016
(Signature(s) of Owner)		(Date)

This Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes hereby tendered or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 4.

Name(s):
(Please Type or Print)

Capacity:

Address:

(including Zip Code)

Principal place of business (if different from address listed above):

(including Zip Code)

Area Code and Telephone No.:

Taxpayer Identification or Social Security Nos.:

SIGNATURE GUARANTEE
(If required by Instruction 4)

Signature(s) Guaranteed by An Eligible Institution:
(Authorized Signature)

Title:

Name and Firm:

Dated:	, 2016

INSTRUCTIONS
Forming Part of the Terms and Conditions of the
Offer to Exchange
$480,000,000 Aggregate Principal Amount of
9.500% Senior Secured Notes due 2021 that
have been registered under the Securities Act
for any and all outstanding 9.500% Senior Secured Notes due 2021

Pursuant to the Prospectus
Dated                                       , 2016

GENERAL

Please do not send Old Notes or this Letter directly to the Issuer. Tendered Old Notes, together with this completed Letter and any required supporting documents, should be delivered to the Exchange Agent at the address set forth on the first page hereof. The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m, New York City time, on the Expiration Date.

1. DELIVERY OF THIS LETTER AND NOTES.

This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offer—Procedures for Tendering—Book-Entry Transfer” section of the Prospectus and an Agent’s Message is not delivered. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Letter and that the Issuer may enforce the Letter against such participant. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Old Notes tendered hereby must be in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess of $2,000.

2. GUARANTEED DELIVERY PROCEDURES.

Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may effect a tender by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer—Procedures for Tendering—Guaranteed Delivery” in the Prospectus and by completing the box entitled “Notice of Guaranteed Delivery (Box 3). Pursuant to these procedures, holders may tender their Old Notes if: (i) the tender is made by or through an Eligible Institution (as defined below); (ii) a properly completed and signed Notice of Guaranteed Delivery in the form provided with this Letter is delivered to the Exchange Agent on or before the Expiration Date (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes, the registered number(s) of such Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby; and (iii) the certificates or a confirmation of book-entry transfer and a properly completed and signed Letter is delivered to the Exchange Agent within three (3) New York Stock Exchange trading days after the Expiration Date. The Notice of Guaranteed Delivery may be delivered by hand, facsimile or mail to the Exchange Agent, and a guarantee by an Eligible Institution must be included in the form described in the notice.

Any holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Notes prior to 5:00 p.m., New York City time, on the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter properly completed and executed by a holder who attempted to use the guaranteed delivery procedures.

The Issuer will not accept any alternative, conditional or contingent tenders. Each tendering holder of Old Notes, by execution of this Letter (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

If the space provided in the box captioned “Description of Old Notes” (Box 1) is inadequate, the certificate or registration number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate, signed schedule and attached to this Letter.

3. PARTIAL TENDERS (NOT APPLICABLE TO NOTE HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Old Notes to be tendered in the box captioned “Description of Old Notes” (Box 1). A newly reissued certificate for the Old Notes submitted but not tendered will be sent to such holder, unless otherwise provided in the appropriate box on this Letter, as soon as practicable after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

4. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

If this Letter is signed by the holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC’s security position listing as the holder of such Old Notes without any change whatsoever.

If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by a participant in a securities transfer association recognized signature program.

If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted.

Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”).

Signatures on this letter need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of Old Notes (which term, for purposes of the exchange offer, includes any participant in DTC’s system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled “Special Issuance Instructions” (Box 6) or “Special Delivery Instructions” (Box 7) on this Letter, or (ii) for the account of an Eligible Institution.

5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

Tendering holders of Old Notes should indicate in the applicable box (Box 6 or Box 7) the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Note holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such note holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

6. TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING.

Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Exchange Agent (as payor) with such holder’s correct Taxpayer Identification Number (a “TIN”), which, in the case of a holder who is an individual, is generally such holder’s social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding at the applicable rate, currently 28%, upon the amount of any reportable payments made after the exchange to such tendering holder. If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, each tendering holder must provide such holder’s correct TIN by completing the enclosed “IRS Form W-9,” certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

If the holder does not have a TIN, such holder should consult the instructions accompanying the enclosed IRS Form W-9 (the “W-9 Instructions”) for information on applying for a TIN, write “Applied For” in the space for the TIN in Part I of the IRS Form W-9, and sign and date the IRS Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the holder does not provide such holder’s TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder’s TIN to the Exchange Agent. Note: Writing “Applied For” on the form means that the holder has already applied for a TIN or that such holder intends to apply for one in the near future.

If the Old Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Instructions for information on which TIN to report.

Exempt holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder should write “Exempt” in Part 2 of the IRS Form W-9. See the W-9 Instructions for additional information. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed IRS Form W-8 BEN, “Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding,” signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

7. TRANSFER TAXES.

The Issuer will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Issuer or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

8. WAIVER OF CONDITIONS.

The Issuer reserves the right to waive satisfaction, in whole or in part, of any or all of the conditions enumerated in the Prospectus.

9. VALIDITY AND FORM; NO CONDITIONAL TENDERS; DEFECTS.

All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter or an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

Neither the Issuer, the Guarantors, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes, nor shall any of them incur any liability for failure to give any such notice.

The Issuer’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuer shall determine. Although the Issuer intends to notify holders of defects or irregularities with respect to tenders of Old Notes, neither the Issuer, the Exchange Agent nor any other person is under any obligation to give such notice nor shall they incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder as soon as practicable following the Expiration Date.

10. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This Letter and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been completed.

11. WITHDRAWAL RIGHTS.

Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

For a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn (the “Depositor”), (ii) identify the Old Notes to be withdrawn (including certificate number or numbers and the principal amount at maturity of such Old Notes), (iii) contain a statement that such holder is withdrawing such holder’s election to have such Old Notes exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Old Notes register the transfer of such Old Notes in the name of the person withdrawing the tender and (v) specify the name in which such Old Notes are registered, if different from that of the Depositor. If Old Notes have been tendered pursuant to the procedure for book-entry transfer set forth in “The Exchange Offer—Procedures for Tendering—Book-Entry Transfer” section of the Prospectus, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuer (which power may be delegated to the Exchange Agent), whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered prior to 5:00 p.m., New York City time, on the Expiration Date. Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures set forth in “The Exchange Offer—Procedures for Tendering—Book-Entry Transfer” section of the Prospectus, such Old Notes will be credited to an account maintained with DTC for the Old Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

YOU MUST COMPLETE AND RETURN THE FOLLOWING CERTIFICATE IF YOU
WROTE “APPLIED FOR” IN PART I OF THE ENCLOSED IRS FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the payor within 60 days, the payor is required to withhold 28 percent of all cash payments made to me thereafter until I provide a number.

Signature	Date

NOTE:

FAILURE TO COMPLETE AND RETURN THE ENCLOSED IRS FORM W-9 MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING AT THE APPLICABLE RATE. PLEASE REVIEW THE INSTRUCTIONS FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON IRS FORM W-9 FOR ADDITIONAL DETAILS.

To avoid possible erroneous backup withholding, an exempt payee should complete the enclosed IRS Form W-9. Furnish your correct taxpayer identification number, write “Exempt From Backup Withholding” in Part II of the enclosed IRS Form W-9, and return it to the payor.

Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the Treasury regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Privacy Act Notice—Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the Internal Revenue Service. The Internal Revenue Service uses the numbers for identification purposes and to help verify the accuracy of your tax return. The Internal Revenue Service may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The Internal Revenue Service may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1)	Failure to Furnish Taxpayer Identification Number—If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information With Respect to Withholding—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)	Criminal Penalty for Falsifying Information—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. For Additional Information Contact Your Tax Consultant or the Internal Revenue Service.

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.
1	Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2	Business name/disregarded entity name, if different from above
3	Check appropriate box for federal tax classification; check only one of the following seven boxes:

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
Exempt payee code (if any) ________
Exemption from FATCA reporting code
(if any) ___________________
(Applies to accounts maintained outside the U.S.)

☐	Individual/sole proprietor or single-member LLC	☐ C Corporation	☐ S Corporation	☐ Partnership	☐ Trust/estate
☐

Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ► ____
Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.

☐	Other (see instructions) ►
5	Address (number, street, and apt. or suite no.)				Requester’s name and address (optional)
6	City, state, and ZIP code
7	List account number(s) here (optional)
Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social Security number

-	-
or
Employer identification number

Part II	Certification
Under penalties of perjury, I certify that:
1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.

I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ►	Date ►
General Instructions
Section references are to the Internal Revenue Code unless otherwise noted.
Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.
Purpose of Form
An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:
●Form 1099-INT (interest earned or paid)
●Form 1099-DIV (dividends, including those from stocks or mutual funds)
●Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
●Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
●Form 1099-S (proceeds from real estate transactions)
●Form 1099-K (merchant card and third party network transactions)

●Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
●Form 1099-C (canceled debt)
●Form 1099-A (acquisition or abandonment of secured property)
Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.
If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.
By signing the filled-out form, you:
1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
2. Certify that you are not subject to backup withholding, or
3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and
4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.
Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:
● An individual who is a U.S. citizen or U.S. resident alien;
● A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
● An estate (other than a foreign estate); or
● A domestic trust (as defined in Regulations section 301.7701-7).
Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.
In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:
● In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
● In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
● In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.
Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).
Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.
If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:
1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
2. The treaty article addressing the income.
3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
4. The type and amount of income that qualifies for the exemption from tax.
5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.
Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.
If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.
Backup Withholding
What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.
You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:
1. You do not furnish your TIN to the requester,
2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),
3. The IRS tells the requester that you furnished an incorrect TIN,
4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).
Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.
Also see Special rules for partnerships above.
What is FATCA reporting?
The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.
Updating Your Information
You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.
Penalties
Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.
Specific Instructions
Line 1
You must enter one of the following on this line; do not leave this line blank.
The name should match the name on your tax return.
If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.
a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.
Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.
b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.
c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.
d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.
e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014)

Line 2
If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.
Line 3
Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.
Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the “Limited Liability Company” box and in the space provided enter “C” for C corporation or “S” for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the “Limited Liability Company” box; instead check the first box in line 3 “Individual/sole proprietor or single-member LLC.”
Line 4, Exemptions
If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.
Exempt payee code.
● Generally, individuals (including sole proprietors) are not exempt from backup withholding.
● Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
● Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
● Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.
The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.
1 – An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)
2 – The United States or any of its agencies or instrumentalities
3 – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities
4 – A foreign government or any of its political subdivisions, agencies, or instrumentalities
5 – A corporation
6 – A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession
7 – A futures commission merchant registered with the Commodity Futures Trading Commission
8 – A real estate investment trust
9 – An entity registered at all times during the tax year under the Investment Company Act of 1940
10 – A common trust fund operated by a bank under section 584(a)
11 – A financial institution
12 – A middleman known in the investment community as a nominee or custodian
13 – A trust exempt from tax under section 664 or described in section 4947
The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.
IF the payment is for...	THEN the payment is exempt for...
Interest and dividend payments	All exempt payees except for 7
Broker transactions
Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4
1 See Form 1099-MISC, Miscellaneous Income, and its instructions.
2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.
Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.
A – An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)
B – The United States or any of its agencies or instrumentalities
C – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities
D – A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)
E – A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)
F – A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state
G – A real estate investment trust
H – A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940
I – A common trust fund as defined in section 584(a)
J – A bank as defined in section 581
K – A broker
L – A trust exempt from tax under section 664 or described in section 4947(a)(1)
M – A tax exempt trust under a section 403(b) plan or section 457(g) plan
Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.
Line 5
Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.
Line 6
Enter your city, state, and ZIP code.
Part I. Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.
If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.
If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.
Note. See the chart on page 4 for further clarification of name and TIN combinations.
How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).
If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.
Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.
Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 12-2014)

Part II. Certification
To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.
For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.
Signature requirements. Complete the certification as indicated in items 1 through 5 below.
1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.
2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.
3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.
4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).
5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
For this type of account:		Give name and SSN of:
1.	Individual	Individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i) (B))	The trust
1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
2Circle the minor’s name and furnish the minor’s SSN.
3You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
4List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.
*Note. Grantor also must provide a Form W-9 to trustee of trust.
Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.
Secure Your Tax Records from Identity Theft
Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.
To reduce your risk:
●	Protect your SSN,
●	Ensure your employer is protecting your SSN, and
●	Be careful when choosing a tax preparer.
If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.
If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.
For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.
Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.
Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.
The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.
If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).
Visit IRS.gov to learn more about identity theft and how to reduce your risk.
Privacy Act Notice
Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Manually signed copies of the Letter of Transmittal will be accepted. The Letter of Transmittal and any other required documents should be sent or delivered by each holder or such holder’s broker, dealer commercial bank or other nominee to the Exchange Agent at one of the addresses set forth below.

The Exchange Agent for the Exchange Offer is:

U.S. Bank, National Association

By Registered or Certified Mail:	By Regular Mail or Overnight Courier:

U.S. Bank National Association	U.S. Bank National Association
Attn: Corporate Actions	Attn: Corporate Actions
111 Fillmore Avenue	111 Fillmore Avenue
St. Paul, MN 55107-1402	St. Paul, MN 55107-1402

By Facsimile:	In Person by Hand Only:

(For Eligible Institutions only):	U.S. Bank National Association
(651) 466-7367	Attn: Corporate Actions
111 Fillmore Avenue
St. Paul, MN 55107-1402

For Information or Confirmation by Telephone:
(800) 934-6802